Exhibit 99.2
Corporate Overview May 2025 EMPOWERING PATIENTS THROUGH THERAPEUTIC INNOVATION

2 Disclaimer and Cautionary Note Regarding Forward -Looking Statements Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on Aclaris’ current beliefs and expectations. These forward-looking statements include expectations regarding the therapeutic potential of Aclaris' drug candidates, including bosakitug (ATI-045), ATI-052 and ATI-2138, to provide meaningful benefit to patients suffering from atopic dermatitis, COPD, asthma and/or other indications, the development of Aclaris’ drug candidates, including bosakitug, ATI-052, ATI-2138 and undisclosed next generation selective ITK inhibitors and bispecific antibodies, the timing of regulatory filings and initiation of clinical trials, the availability and timing of data from clinical trials, the potential of bosakitug to have extended dosing, and Aclaris’ cash runway, including potential to extend the cash runway through non-dilutive opportunities. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris’ reliance on third parties over which it may not always have full control, Aclaris’ ability to enter into strategic partnerships on commercially reasonable terms, the uncertainty regarding the macroeconomic environment and other risks and uncertainties that are described in the “Risk Factors” section of Aclaris’ Annual Report on Form 10-K for the year ended December 31, 2024, and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC Filings” page of the “Investors” section of Aclaris’ website at www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Tradenames, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners.

Aclaris Therapeutics: Opportunities for Significant Growth

Potential Best-in-Class Clinical Assets

Bosakitug (ATI-045): Uniquely potent monoclonal antibody targeting TSLP

ATI-052: Bispecific antibody (BsAb) targeting both TSLP and IL-4R

ATI-2138: Potent and selective oral inhibitor of ITK/JAK3

Discovery/preclinical evaluation ongoing for novel ITK inhibitors and BsAbs

Expected Near-Term Milestones

Bosakitug: Initiation of two-arm pbo-controlled Phase 2 trial in 2Q25

ATI-052: Initiation of pbo-controlled Phase 1a/1b SAD MAD trial in 2Q25

ATI-2138: Top line results from Phase 2a OL study in June 2025

New INDs starting in 2026 from discovery engine

Well Positioned for Future Growth

Strong balance sheet expected to fund operations through the first half of 2028

Current cash runway expected to **fully fund preclinical and clinical development plans**

Potential opportunities for additional **non-dilutive financing and development partners**

World Class Expertise/Capability

Small & large molecule discovery and development expertise: >12 biologics approved, >30 small molecules advanced to clinical development, six small molecules approved

Proprietary kinase small molecule discovery engine complemented by in-house multidisciplinary scientific team

TSLP=Thymic Stromal Lymphopoietin; ITK=IL-2-Inducible Tyrosine Kinase; SAD/MAD=single/multiple ascending dose; OL=open label; IND=Investigational New Drug application aclaris THERAPEUTICS
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4 PRECLINICAL PHASE 1 PHASE 2 PHASE 3 PARTNER Bosakitug (ATI-045) TSLP mAb Subcutaneous Atopic Dermatitis (moderate-to-severe) Severe Asthma CTTQ (China)* Chronic Rhinosinusitis with Nasal Polyps CTTQ (China)* COPD CTTQ (China)* ATI-2138 ITK/JAK3 Inhibitor Oral Atopic Dermatitis (moderate-to-severe) Second indication ATI-052 TSLP x IL-4R BsAb Subcutaneous Respiratory/ Dermatology Undisclosed ITK Selective Inhibitor Oral Autoimmune Undisclosed BsAb Subcutaneous Autoimmune Broad Immunology Development Pipeline Further global (excluding China) development in respiratory indications is dependent on partnerships *This trial is sponsored and conducted by Chia Tia Tianquing Pharmaceuticals Group, Co., Ltd. (“CTTQ”) or its affiliates; Aclaris will not develop bosakitug in this indication on its own. Aclaris programs Partner programs

5 Rich Clinical Catalyst Calendar 2025 ATI-052 IND Clearance by FDA Bosakitug Initiation of Phase 2 in Atopic Dermatitis Second Quarter 2025 ATI-052 Initiation of Phase 1a/1b Trial Second Quarter 2025 ATI-2138 Atopic Dermatitis Ph. 2 Top Line Data June 2025 2026 ATI-045 Atopic Dermatitis Ph. 2 Top Line Data ATI-2138 Initiation of Phase 2 in Second Indication ATI-052 Phase 1a/1b Top Line Data ITK Selective Program IND Submission and Start of Ph. 1 Program All timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors.

6 Bosakitug (ATI -045) Anti -TSLP Monoclonal Antibody Program Investigational Drug Candidate

7 TSLP Overview • Bosakitug is a humanized monoclonal antibody targeting thymic stromal lymphopoietin (TSLP) • TSLP - Pleiotropic and broad activity – Master regulator of type 2 (Th2) immune responses at the barrier surfaces of skin and the respiratory/ gastrointestinal tract – Drives eosinophilic and neutrophilic inflammation and acts on a wide variety of adaptive, innate, and structural cells – Involved in induction phase and effector phase as well as non-Th2 processes – Proven biology - the expression of TSLP is elevated in individuals with respiratory and skin disease • TEZSPIRE® - first TSLP approved in severe asthma Adapted from Int J Mol Sci. 2021 Apr 22;22(9):4369 OX40L OX40L

8 Bosakitug (ATI -045) Unique Differentiation Best-in-Class Potential

9 Bosakitug Key Properties • Very high affinity to TSLP • Extremely low dissociation rate from TSLP*, leading to long residence time and enhanced neutralization activity • Very high potency • Unique binding characteristics to TSLP • ~23-day half-life that can potentially support an extended dosing interval (data not shown) Human TSLP ka (1/Ms) kd (1/s) KD (M) 2.16E+06 <1E-05* <4.63E-12* >60x hPBMC CCL17 Inhibition Data on file * Quantification of dissociation rate limited by the surface plasmon resonance instrument sensitivity 60x More Potent than Tezepelumab mean % stim, R&D TSLP @ 0.1ng/mL 0.00001 0.0001 0.001 0.01 0.1 1 10 100 0 20 40 60 80 100 120 Antibody (nM) ATI-045 Tezepelumab IC50 bosakitug

Dissociation Kinetics and Residence Time

Dissociation of TSLP from mAbs (TR-FRET)



Fractional Response (y/y₀)
1.0
0.5
0.0
0
1000
2000
3000
4000
Time (min)
bosakitug
ATI-052
GSK-5784283 V1 (hu3-13)*
GSK-5784283 V2 (hu179-33)*
Solrikitug/MK-8226**
Tezepelumab**

Residence Time
(hours)



TSLP
(n=3)
TSLPR1
(n=2)
416
402
14.3
8.11
22.1
3.59
20.7
ATI-052
bosakitug
Tezepelumab**
Solrikitug/MK-8226**
GSK-5784283 V2 (hu179-33)*
GSK-5784283 V1 (hu3-13)*
UPB-101

Bosakitug and ATI-052 demonstrate very slow dissociation kinetics from TSLP relative to comparator antibodies

The residence time for ATI-045 and ATI-052 is ~20-100x longer than comparator antibodies aclaris THERAPEUTICS

Data on file

1. SPR: Residence Time based on apparent kd using standard TSLPR immobilization density and bivalent fit; *Analog mAb; **Biosimilar mAb

10

Bosakitug Has Greater Potency Than Other TSLP/TSLPR Antibodies

TSLP Stimulated CCL17 Production from hPBMC


0.1ng/ml TSLP
140
120
100
80
60
40
20
0
0.00001
0.0001
0.001
0.01
0.1
1
10
100
1000
Antibody (nM)
ATI-052
bosakitug
Tezepelumab*
hu3-13 (GSK-5784283 v1)**
UPB-101 (Verekitug anti-TSPLR)*
MK-8226 (Solikritug)*
hu179-33 (GSK-5784283 v2)**

IC_{50} (XΔ) vs bosakitug


bosakitug
1X
ATI-052
3X
hu179-33 (GSK2)**
2X
MK-8226*
9X
UPB-101*
5X
hu3-13 (GSK1)**
6X
Tezepelumab*
70X

Bosakitug is the most potent of the TSLP/TSLPR antibodies evaluated in blocking CCL17 production

The bifunctional antibody, ATI-052, retains much of the potency for TSLP functional blockade compared with the parent bosakitug aclaris THERAPEUTICS

Data on file
*Biosimilar; **Analog

11

12 Bosakitug Competitively Positioned as Potential Best-in-Class TSLP mAb • Strong differentiation vs. tezepelumab and other clinical stage anti-TSLP mAbs – Slower dissociation rate – Very high residence time – Greater potency • Unique binding characteristics • Opportunity for extended dosing • Clinical translation: – Phase 2a atopic dermatitis study demonstrated 88% of protocol defined population exhibiting IGA 0/1 responses and 94% exhibiting at least 75% response in EASI score at week 26 Data on file

13 Bosakitug (ATI -045) Atopic Dermatitis Program Potential First-in-Class TSLP mAb for AD

14 Clinical Translation: Bosakitug Phase 2a (US-Based) POC Monotherapy PRIMARY OBJECTIVES • To evaluate the efficacy, safety and tolerability of bosakitug as monotherapy in subjects with moderate to severe AD SECONDARY OBJECTIVES • To evaluate the pharmacokinetics, immunogenicity and pharmacodynamic biomarkers of ATI-045 in subjects with moderate to severe AD • Enrolled: 22 subjects (17 completed treatment) at 7 US-based sites • Eligibility: diagnosis of AD (present for at least 6 months); EASI ≥12; IGA ≥3; total AD BSA ≥10% • Baseline Characteristics: Mean EASI of 17.6, Mean PP-NRS of 6.5; majority had prior medication prior to screening Screening/ Washout 300 mg QW 12 Week Follow -up 300 mg Q2W Week 26 (2 weeks after last dose) Primary endpoint analysis W1-W4 W4-W24 W24-W36

15 Bosakitug Exposure and Efficacy Time Profile Demonstrated Sustained Clinical Response After the Last Dose • A time lag in efficacy response relative to exposure was observed both while the drug was onboard and after the last dose • EASI-75 sustained response after the last dose supports the possibility of longer dosing intervals • Favorable safety and immunogenicity profile Data on file 0 4 8 12 16 20 24 28 32 0.01 0.1 1 10 100 0 20 40 60 80 100 Time (Week) Concentration (μg/mL) Percent Change from Baseline of EASI Score (%) Last Dose Simulated Mean Conc. Observed Conc. Observed Efficacy 95% Confidence Interval

16 Bosakitug Demonstrated Improvement in Efficacy Measures (Week 26, N=17) EASI 75% @ Week 26 EASI 90% @ Week 26 EASI 100% @ Week 26 IGA 0/1 @ Week 26 94% 65% 24% 88% Data on file % of Patients Achieving Clinical Endpoint Time (Week) 0 10 20 30 40 50 60 70 80 90 100 0 4 8 12 16 20 24 28 32 36 EASI75 EASI90 IGA0/1 Last Dose

17 Comparison to Dupilumab Mono, Combo, and Tezepelumab Combo Studies** 1. N Engl J Med. 2016 Dec 15;375(24):2335-2348. [SOLO1:NCT02277743; SOLO2:NCT02277769]; 2. 16-week study; 3. J Am Acad Dermatol. 2019 Apr;80(4):1013-1021. [NCT02525094]; 4. Lancet. 2017 Jun 10;389(10086):2287-2303. [NCT02260986]; 5*. LIBERTY AD CHRONOS was a 52-week study; data truncated to align with ATI-045 trial **Not a head-to-head comparison – differences exist between trial designs and caution should be exercised when comparing data across studies. Percent Change from Baseline EASI Score -100.00 -90.00 -80.00 -70.00 -60.00 -50.00 -40.00 -30.00 -20.00 -10.00 0.00 1 2 3 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 41 ATI-045 DUPI (SOLO1) DUPI (SOLO2) TEZE+TCS (TEZEPELUMAB Ph2a) Placebo+TCS (TEZEPELUMAB Ph2a) DUPI+TCS (LIBERTY AD CHRONOS) Placebo+TCS (LIBERTY AD CHRONOS) 1,2 1,2 2,3 2,3 4,5 4,5 Last Dose Time (Weeks) * *

18 Next Steps with Bosakitug • Preclinical and clinical data generated to date reinforce the enhanced potency of bosakitug and support further development in dermatological conditions • Aclaris intends to initiate a two-arm placebo-controlled Phase 2 trial of bosakitug in atopic dermatitis (AD) in the second quarter of 2025 – Moderate-to-severe atopic dermatitis (AD) – Approximately 90 patients • Designed to evaluate the Company’s anti-TSLP therapeutic in a placebo-controlled setting while developing the asset in a time- and cost-efficient manner

19 ATI-052: Anti -TSLP x IL-4R Bispecific Antibody Program Investigational Drug Candidate

20 ATI-052: Key Asset Highlights • Potential best-in-class bispecific anti-TSLP/IL-4R mAb – Bispecific utilizing same antibody binding regions of ATI-045 combined with IL-4R, inhibiting TSLP upstream and immune cells downstream of the Th2 cascade – Anti-TSLP mAb component has Fc engineered to bind more tightly to FcRn, potentially extending half-life – Exhibits greater cellular bioactivity on CCL17 release than the combination of tezepelumab and dupilumab, a key biomarker for atopic dermatitis – Potential to show superior activity in AD, severe asthma and COPD compared to approved therapies Data on file ATI-052 CH2 CH3 CH2 CH3 Anti-IL4R scFv Anti-TSLP Fab YTE mutation

21 ATI-052 Demonstrates Greater Potency than the Combination of Tezepelumab and Dupilumab on CCL17 Release • ATI-052 is 3-5x more potent than the combination of Tezepelumab + Dupilumab Effect on CCL17 Release Induced by 0.1 ng/mL IL4 plus 0.1 ng/mL TSLP Ab Concentration (nM) 140 120 100 80 60 40 20 0 CCL17 Level Antibody IC50 (nM) ATI-052 0.016 Tezepelumab + Dupilumab 0.069 Fold change 4.3 Tezepelumab + Dupilumab ATI-052 Data on file

22 Next Steps with ATI -052 • IND cleared by US Food and Drug Administration (April 2025) • Phase 1a/1b trial expected to start in 2Q25 – Single and multiple ascending doses of ATI-052 – Followed by a proof-of-concept portion in an undisclosed indication

23 ATI-2138: A First-Generation Novel ITK/JAK3 Inhibitor for T Cell -Mediated Diseases Investigational Drug Candidate

ATI-2138: Oral Small Molecule Covalent IL -2-Inducible Tyrosine Kinase (ITK) & JAK3 Inhibitor for Autoimmune Disease

- Investigational oral compound which interrupts T cell receptor (TCR) signaling by inhibiting ITK and JAK3 signaling of common γ chain cytokines in lymphocytes (including IL-2 & IL-15)
- Highly potent for both ITK and JAK3 (IC50: 0.2nM ITK; 0.5nM JAK3)[1]
- Positioned as fast follower to ritlecitinib – the only approved JAK3/TEC inhibitor
- SAD/MAD work completed demonstrating ATI-2138 was well tolerated[1]


APC
TCR
ATI-2138
T Cell
Proliferation
Differentiation
Activation
γc cytokines
JAK3
pSTAT5
T Cell
NK Cell

1. Data on file

24

25 ATI-2138: Fast Follower and Best-in-Class Potential vs Ritlecitinib • Ritlecitinib approved in Alopecia Areata • ATI-2138 is 44.4x more potent than ritlecitinib for inhibiting αCD3 induced IFNγ production (ITK) and 5.4x more potent for inhibiting JAK3 dependent IL-2 induced IFNγ production in human whole blood • At the FDA recommended 50 mg QD dose for alopecia areata, ritlecitinib plasma levels may not impact ITK (anti-CD3 /IFNγ) for any appreciable time • In the ATI-2138 MAD study, the 5-40 mg BID doses inhibited up to 50%-90% of both ITK and JAK3 PD markers Data on file Dual ITK and J AK3 Inhibitors ITK: HWB αCD3 Stimulated IFNγ Release JAK3: HWB IL2 Stimulated IFNγ Release 0.1 1 10 100 1000 10000 0 20 40 60 80 100 120 140 nM IFNg Production (% Stim) ATI-2138 Ritlecitinib 0.1 1 10 100 1000 10000 0 20 40 60 80 100 120 nM IFNg Production (% Stim) ATI-2138 Ritlecitinib 44.4x 5.4x

26 ATI-2138 and CPI-818 (Soquelitinib ) Potency Comparison • ATI-2138 is 15-38x more potent than CPI-818 in inhibiting the ITK enzyme activity • ATI-2138 is significantly more potent than CPI-818 in blocking the Th2 derived cytokines, IL4, IL-5 and IL-13 (~100x) 0 0.01 0.1 1 3 10 0 200 400 600 800 CPI-818_IL13 CPI-818 [uM] % untreated control 0 0.01 0.1 1 0 50 100 150 ATI-2138_IL4 ATI-2138 [uM] % untreated control ✱✱✱✱ 0 0.01 0.1 1 0 50 100 150 ATI-2138_IL5 ATI-2138 [uM] % untreated control ✱✱✱✱ 0 0.01 0.1 1 0 50 100 150 ATI-2138_IL13 ATI-2138 [uM] % untreated control ✱✱✱✱ Data on file. ITK, IC50, nM Kinact/Ki (uM-1s-1) ATI-2138 0.25 0.34 CPI-818 9.5 0.022 Potency Ratio 38x 15x ITK Biochemical Enzyme Potency Anti-CD3/CD28-Induced Cytokines from Human Th2 Cells ATI-2138_IL4 ATI-2138_IL5 ATI-2138_IL13 CPI-818_IL4 CPI-818_IL5 CPI-818_IL13

Rationale for Dual Inhibition of ITK and JAK3

ATI-2138 in Atopic Dermatitis

ITK Inhibition

- Atopic dermatitis (AD) is a Th2 cell driven disease and ITK inhibition blocks Th2 cell differentiation/activation and production of IL-4 and IL-13
  - Dupilumab (anti-IL4Ra) and tralokinumab (anti-IL-13) are efficacious in AD
- Topical calcineurin inhibitors (TCI; tacrolimus and pimecrolimus) are effective in AD and function downstream of ITK
- T cells from AD patients have increased ITK expression[1]
- ITK polymorphisms are associated with increased atopy risk[2]
- ITK inhibitors are active in murine contact hypersensitivity[3]

JAK3 Inhibition

- JAK3 regulates g-common cytokines including IL-2 and IL-4
- JAK inhibitors (upadacitinib, abrocitinib and baricitinib) are efficacious in AD

1. Matsumoto Y., et al; Identification of Highly Expressed Genes in Peripheral Blood T Cells from Patients with Atopic Dermatitis. *Int Arch Allergy Immunol* 1 December 2002; 129 (4): 327–340; 2. Graves PE, et al. Association of atopy and eczema with polymorphisms in T-cell immunoglobulin domain and mucin domain-IL-2-inducible T-cell kinase gene cluster in chromosome 5 q 33. *J Allergy Clin Immunol.* 2005 Sep;116(3):650-6; 3. von Bonin, A., et al. (2011), Inhibition of the IL-2-inducible tyrosine kinase (Itk) activity: a new concept for the therapy of inflammatory skin diseases. *Experimental Dermatology*, 20: 41-47.

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28 Phase 2a Trial Design of ATI-2138 in Atopic Dermatitis Eligibility Treatment Endpoints Dosing Complete in Single Arm Open -Label Trial • Open-label design • Total 12 weeks treatment • 10mg BID dosing • Safety, PK • PD: RNA analysis, proteomics, IHC to analyze specific pathway inhibition • EASI-50, -75, -90, % change in EASI • Change in vIGA, % achieving IGA-TS • % change BSA, PP-NRS • POEM, DLQI • Moderate to Severe Atopic Dermatitis • EASI ≥ 16 • vIGA 3-4 • BSA ≥ 10% • 18-60 years • Planned 15 patients

Next Steps with ATI -2138

- Dosing is complete in this single arm Phase 2a open-label trial of ATI-2138 designed to investigate the safety, tolerability, pharmacokinetics, efficacy, and pharmacodynamics of ATI-2138 in patients with moderate-to-severe AD
- Top line results expected in June 2025
- Potential future target indications under consideration include alopecia areata and vitiligo


Wide array of potential targets for 2138
cGvHD
Peripheral T cell Lymphoma
Palmoplantar Pustulosis
Atopic Dermatitis
PSC
Celiac Disease
Genital Psoriasis
Crohn's Disease
Alopecia Areata
Psoriatic Arthritis
SLE
Asthma
Vitiligo
Acute Severe Ulcerative Colitis
Acute Inflammatory Psoriasis
RA
Ulcerative Colitis
Fibrosing Interstitial Lung Disease
Atopic Dermatitis *Dosing Complete in Ph2a*
Alopecia Areata
IBD
Vitiligo
Prioritized areas of focus

aclaris THERAPEUTICS
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30 Next-Generation Selective ITK Inhibitor

Selective ITK Inhibition Impacts Th2 Mediated Disease

ITK Skews T Helper Cell Differentiation Towards Th2 and Th17 Phenotypes


T cell differentiation
Transcription factors
T cell activation
Protective role (eg, target)
Harmful role
Antigen presenting cell
Naive CD4+ T cell
ITK/TXK
T-bet
T_H1
IL-2 IFN-γ TNFα
Delayed type hypersensitivity and macrophage activation
Organ-specific autoimmunity
ITK
GATA3
T_H2
IL-5 IL-4 IL-13
Antibody production and mucosal barrier
Allergy and asthma
ITK
RORγT
T_H17
IL-17A IL-17B IL-21 IL-22
Inflammation and macrophage activation
Systemic autoimmunity and cancer
ITK/TXK
Foxp3
Treg
IL-10 TGFβ
Counter regulation of inflammation

Adapted from J Sig Trans 2011:DOI:10.1155/2011/297868

- ITK has a nonredundant role in the differentiation and activation of T_H2 and T_H17 cells
- Blockade of T_H2 function inhibits production of IL-4 & IL-13, two cytokines with demonstrated importance in atopic & allergic diseases
- Goal of next generation ITK inhibitor is to eliminate crossover on JAK3 to minimize JAK safety concerns
- Selective targeting of ITK (T_H2 and T_H17 inhibition) and/or ITK/TXK (broad T cell inhibition) while sparing JAK3 should result in more specific T cell modulating drugs
- Actively progressing to candidate selection; planned IND submission 2026 aclaris THERAPEUTICS

31

32 Company Summary * Without giving effect to additional business development transactions or financing activities. Proven track record of R&D, business development and scientific leadership in immuno-inflammatory diseases Proprietary discovery engine enables targeted design of novel drug candidates Multiple therapeutic programs ranging from discovery to clinical development Multiple milestones expected in 2025 and 2026 Executive Team KINect Technology Platform Pipeline Intellectual Property Financial Strength Global IP estate Cash, cash equivalents and marketable securities as of 1Q25 of $190.5M Cash runway expected through the first half of 2028* Potential to extend runway further through non-dilutive opportunities Focus on addressing the needs of patients with immuno-inflammatory diseases who lack satisfactory treatment options Commitment to Patients

May 2025 Corporate Overview EMPOWERING PATIENTS THROUGH THERAPEUTIC INNOVATION